UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report   May 17, 2004

CAP ROCK ENERGY CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

TEXAS	0-32667	75-2794300
(State or Other Jurisdiction of	Commission	(I.R.S Employer
Incorporation or Organization)	File Number	Identification No.)

500 West Wall Street, Suite 400, Midland, Texas		79701
(Address of Principal Executive Offices)		(Zip Code)

(432) 683-5422

(Registrant’s Telephone Number, Including Area Code)

ITEM 7.                                                     FINANCIAL STATEMENTS AND EXHIBITS

(a)                                  Financial statements of businesses acquired:  Not Applicable.

(b)                                 Pro forma financial information:  Not Applicable.

(c)                                  Exhibits:

99.1    Press Release of Cap Rock Energy Corporation, May 17, 2004, which is being furnished, not filed, pursuant to Item 12.

ITEM 9.                                                   REGULATION FD DISCLOSURE (INFORMATION FURNISHED IN THIS ITEM 9 IS FURNISHED UNDER ITEM 12)

On May 17, 2004, the Company issued a press release reporting its financial results for the quarter ended March 31, 2004.  This press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, pursuant to Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAP ROCK ENERGY CORPPORATION

	By:	/s/ Lee D. Atkins
May 17, 2004	Lee D. Atkins
Senior Vice President ,Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release of Cap Rock Energy Corporation, May 17, 2004